UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOTEL OUTSOURCE MANAGEMENT, INC.
80 Wall Street, Suite 815
New York, New York 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 14, 2009

_________________________

The Annual Meeting of Stockholders of Hotel Outsource Management International, Inc. will be held at the offices of the Company's subsidiary, HOMI Israel Ltd., at Gav-Yam Center, Building #3, 3rd Floor, 9 Shenkar Street, Herzliya Pituach Israel, on Monday, December 14, 2009 at 10:30 a.m., local time, to consider and act upon the following matters:

1. To elect seven members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified;

2.	Ratification of the appointment of Barzily & Co. as independent accountants for the fiscal year ending December 31, 2009;

3. Amend the certificate of incorporation to increase the authorized capitalization from 100,000,000 shares of common stock, $.001 par value, to 200,000,000 shares of common stock, $.001 par value.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

A Proxy Statement and Form of Proxy are enclosed herewith. The annual report of stockholders of the Company for the year ended December 31, 2008 is attached hereto. Only stockholders of record at the close of business on November 10, 2009 , the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

                         /s/ JACOB RONNEL
                         Chief Executive Officer

New York, New York
November ___, 2009

THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY STATEMENT
OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
————————

ANNUAL MEETING OF STOCKHOLDERS OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
TO BE HELD DECEMBER 14, 2009
AT
HERZLIYA PITUACH, ISRAEL
————————

This Proxy Statement, dated November ___, 2009 (“Proxy Statement”), and the accompanying proxy card are being furnished in connection with the solicitation of proxies by Hotel Outsource Management International, Inc. (“HOMI” or the “Company”) to be voted at an Annual Meeting of the Company (together with any adjournments, postponements, or rescheduling thereof, the “Annual Meeting”).

Voting materials, which include this Proxy Statement and a proxy card, will be mailed to stockholders on or about November ___, 2009.

In this Proxy Statement:

• “We,” “us,” and “our” refer to HOMI, as defined above;
• The “Company” or “HOMI” refers to Hotel Outsource Management International, Inc.;
• "Board of Directors” or “Board” means HOMI’s Board of Directors; and
• “SEC” means the Securities and Exchange Commission.

We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

An Annual Meeting will be held at 10:30 a.m., local time, on  December 14, 2009 , at the offices of HOMI's subsidiary, HOMI Israel Ltd., located at Gav-Yam Center, Building #3, 3rd Floor, 9 Shenkar Street, Herzliya Pituach, Israel. The record date (the “Record Date”) for determining stockholders entitled to notice of and to attend the Annual Meeting is November 10, 2009 .

HOMI’s principal offices are located at 80 Wall Street, Suite 815, New York, New York 10005.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and proxy card from us because you owned shares of HOMI common stock as of the Record Date. This Proxy Statement describes important issues on which we would like you, as a stockholder, to vote, including an important election of the Company’s directors.

When you sign the proxy card, you appoint HOMI’s directors as your representatives at the meeting. They will vote your shares at the Annual Meeting in the manner that you have directed on the accompanying proxy card. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees, listed below, as directors of the Company, FOR the ratification of the appointment of Barzily & Co. as independent auditors and FOR the approval of the amendment to HOMI's certificate of incorporation increasing the number of authorized common stock to 200,000,000. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign, date and return your proxy card in advance of the meeting in case your plans change. This way, your shares will be voted whether or not you attend the Annual Meeting.

The proxy cards should be sent to Standard Registrar and Transfer, 12528 South 1840 East, Draper, Utah 84020 or sent via facsimile to Aryeh Reif, Adv., Corporate Secretary of the Company, at: +972-2-999-7993.

Proposal to be Voted on at the Annual Meeting

At the Annual Meeting, a vote will be held on:

•	The election of seven members of the Board of Directors; and

•	The appointment of Barzily & Co. as independent auditors; and

•	The approval of an amendment to HOMI's certificate of incorporation to increase HOMI's authorized common stock from 100,000,000 to 200,000,000;

•	Such other matters that may properly come before the Annual Meeting.

Pursuant to this Proxy Statement, we are soliciting your proxy in support of the election of the Director Nominees as directors of the Company, in support of the appointment of Barzily & Co. as independent auditors and in support of the amendment to HOMI's certificate of incorporation.

The Proxy Statement and proxy card are first being mailed to the stockholders of the Company on or about November [     ], 2009.

PROPOSAL ONE.
ELECTION OF DIRECTORS

Seven Directors are to be elected at the meeting and will serve until HOMI’s 2010 Annual Meeting and until each of their successors have been elected or until their earlier resignation or removal. The seven director nominees are the current seven directors. Shares represented by proxies which are returned properly signed will be voted for the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. Should a nominee become unable to serve as a director (which is not anticipated), the proxy will be voted for the election of a substitute nominee who shall be designated by the Board.

Information with respect to each nominee and executive officer of the Company, including the principal occupation of each for the past five years, positions and offices held with the Company, membership on other boards of directors and age is set forth below. There are no family relationships among any of the Company's directors and officers. For information with respect to beneficial ownership of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management". The seven nominees are:

1.  AVRAHAM BAHRY

2.  DANIEL COHEN

3.  JACOB RONNEL

4.  ARIEL ALMOG

5.  JACOB FAIGENBAUM

6.  YOAV RONEN

7.  KALMAN HUBER

The seven nominees receiving the highest number of votes from stockholders, either in person or by proxy, will be elected as HOMI’s directors.

All seven of the director-nominees have consented to their being named in this proxy statement and to serving as directors if elected.

NOMINEE BIOGRAPHIES

Daniel Cohen, 53, was appointed President of HOMI in August 2008 and was elected to the Board of Directors on November 20, 2008. Mr. Cohen has been a consultant to HOMI since September 2007.  Mr. Cohen created a number of highly successful businesses including DAC Systemes (exclusive distributor in France Lebanon, Mauritius and Israel) for Micros Systems - world leaders in hospitality management, and eventually selling to Micros in 1995 From 1997 to 2005, Mr. Cohen served as Chairman, President and Chief Executive Officer of Bartech Systems International, Inc., a U.S. corporation which creates automated mini-bar solutions for the hotel industry. Mr. Cohen is a director of several small companies. From 1991 to 2000 ($40m to $300m), he was a director at Micros Systems Inc, like HOMI, a NASDAQ listed company. Mr. Cohen is a graduate of Ecole Hoteliere de Lausanne (International Institute of Hospitality Management) and is a graduate of the Advanced Management Program, INSEAD.

Jacob Ronnel, 51, has been Chief Executive Officer, and a Director of HOMI since December 28, 2001, and Chief Financial Officer of HOMI since March 2009. He served as HOMI's President from December 2001 to August 2008.  He is has been a Director of HOMI Israel Ltd. (formerly known as Bartech Mediterranean Ltd.) since May 1997. In addition, he serves as a director and Chief Executive Officer of subsidiaries of HOMI. From July 1997 to September 1997, Mr. Ronnel was a consultant to and provisional manager of Brookside Investments, Ltd. From 1996 to 2002, he was a consultant for Kassel Financial Consultants, located in Israel. Mr. Ronnel obtained a degree in International Hotel Administration from Ecole Hoteliere de Lausanne, Switzerland.

Ariel Almog, 40, has been a director of HOMI since December 28, 2001. From December 2001 to November 2007, he served as Secretary of HOMI, and from December 28, 2001 until August 2008, he served as the Company's Chief Operating Officer.  He has been Chief Operating Officer and a director of HOMI Israel Ltd.  since May 1997. In addition, he serves as an officer and/or director of subsidiaries of HOMI. From 1996 to 1998, Mr. Almog was an owner of a franchise Apropo Cafe restaurant in Israel. He received a Bachelor of Business Administration and Marketing from Schiller International University (American University, Paris, France).

Avraham Bahry, 62, has been Chairman of HOMI since December 2004. Mr. Bahry established Mul-T-Lock Ltd., an Israeli corporation, in 1973, which he grew into a multi-national holding company in the business of products and services for the protection of life and property. Mr. Bahry sold Mul-T-Lock Ltd. in 1999 and has worked as a consultant since then.

Jacob Faigenbaum, 54, has been a director of HOMI since 2007. He has served as founder and Managing Director of Financial Guardian Group since 2001. He was Senior Manager of Old Mutual International in London from 1997 to 2001, and he was Managing Director of Pioneer International, International Investments Advisory from 1986-1997. Mr. Faigenbaum served in the Israeli Defense Forces as Colonel. He received a Masters of Economics and Business Administration from Bar Ilan University (Israel) and is currently finishing his LLB.

Yoav Ronen, 49, was elected to HOMI’s board of directors in December 2006. Mr. Ronen has years of experience managing hotels. Since 2005, he had been Supervisor and Director of Marketing for two hotels in Prague, Czech Republic: The Joe Hotel and Villa Schwaiger. Since 2003, he has been Supervisor and Director of Marketing for the Ros Maris Rob D.o.o. Hotel in Croatia. From 1995-2002 he served as Chief Executive Officer for the Hotel Jordan River in Tiberius, Israel, and Hotel Carmel in Netanya, Israel. Mr. Ronen obtained received a Bachelor’s degree in Business and Accounting from Tel Aviv University (Israel).

Kalman Huber, 64, is a director of several companies in Israel, in the fields of hospitality and tourism and has in the past been a director of other companies in Israel, in various fields. Until 2008, he was a Senior Vice President and CFO at Azorim Tourism Ltd. Until 2007, he was Senior Vice President and CFO at Sheraton Israel Ltd. From 1996 to 1999 he was Chairman and CEO of a privately held industrial company in Israel. From 1994 to 1996, he was Assistant General Manager Marketing & Sales at IBM Israel Ltd. From 1990 to 1994, he was Assistant General Manager & CFO at IBM Israel Ltd., after holding various other management positions at IBM or its subsidiaries, since 1976. He received a Bachelor’s degree in Accounting and Social Sciences from Tel Aviv University and completed Business Administration studies at the University of New York, in a joint program with IBM.  Mr. Huber has been a Director of HOMI since May 2009.

WE STRONGLY RECOMMEND A VOTE FOR EACH OF THE
DIRECTOR NOMINEES

PROPOSAL TWO.
APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITALIZATION OF THE COMPANY

Our board of directors has unanimously adopted a resolution seeking shareholder approval to amend HOMI's certificate of incorporation to increase the number of authorized common shares from 100,000,000 to 200,000,000.  Such amendment is subject to shareholder approval.

The additional common stock to be authorized by approval of the amendment will have rights that are identical to our currently authorized common stock.  Approval of the proposed amendment will not affect the rights of the holders of currently outstanding shares of common stock, except for the effects incidental to increasing the number of shares of common stock if and when additional shares are issued.  If the amendment is approved, it will become effective upon the filing our Certificate of Amendment of our Certificate of Incorporation with the State of Delaware.

Reasons for the Proposed Increase in Authorized Capital

We have had our shares quoted on the OTC-BB since 2004.  As of November 1, 2009, we have 89,453,364 shares issued and outstanding.  The Board of Directors of HOMI believes that it is in the best interest of HOMI to increase the number of authorized shares since we currently only have 10,546,636 authorized but unissued shares.  Since inception HOMI has continued to raise funds through the issuance of shares.  An increase in the number of authorized shares will allow HOMI to continue to raise capital through the issuance of shares.  We do not have any current plans, proposals or arrangements, written or otherwise, to issue any of the proposed additional shares of common stock for any purpose.

Possible Effects of the Proposed Amendment

If the shareholders approve the proposed amendment, the board may cause the issuance of the additional shares without further shareholder approval, except as may be required by law, regulatory authorities, or the rules of the OTC-BB or any other stock exchange on which our shares may be listed at the time of our proposed issuance.  Under our Certificate of Incorporation, shareholders do not have preemptive rights to subscribe for additional securities that may be issued by us, which means that current shareholders do not have a prior right to purchase any new issue of our securities in order to maintain their proportionate ownership of our common stock.  In addition, if the board elects to issue additional shares of common stock, such issuance could have a dilutive effect.   We may use the additional shares to resist or frustrate a third-party transaction that is favored by a majority of our independent shareholders.  Neither our certificate nor our bylaws contain provisions which have an anti-takeover effect.  This proposal is not part of a plan by management to adopt a series of amendments to our certificate of incorporation.  Management does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.
The amendment to the certificate of incorporation could, under certain circumstances, have an anti-takeover effect, although it is not HOMI’s intention with this proposal. For example, in the event of a hostile attempt to take control of the company, it may be possible for HOMI to impede the attempt by issuing shares of Common Stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for the Company's stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, as of the date of this Proxy Statement, the Board of Directors is not aware of any attempt to take control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDENT TO HOMI'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITALIZATION FROM 100,000,000 COMMON SHARES TO 200,000,000 COMMON SHARES.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF BARZILY & CO. AS THE COMPANY'S REGISTERED INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2009.

The Audit Committee has appointed Barzily & Co. as the Company's independent registered public accounting firm for the year ending December 31, 2009. Our Board is submitting this appointment to our stockholders for ratification. Barzily & Co. has served as the Company's independent registered public accounting firm since April 2007. It is intended that the persons named in the accompanying proxy will vote for the ratification of Barzily & Co. Representatives of Barzily & Co. are expected to attend the meeting, to have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

ACCOUNTING FEES AND OTHER ACCOUNTING MATTERS

The following is a summary of the fees billed or expected to be billed to us by Barzily & Co., the Company's independent auditors, for professional services rendered for the fiscal years ended December 31, 2007 and December 31, 2008.

Fee Category	2008 Fees	2007 Fees
Audit Fees(1)	$64,000	$59,000
Audit-Related Fees(2)	0	$0
Tax Fees(3)	0	$0
All Other Fees(4)	0	$0
Total Fees	$64,000	$59,000

(1) Audit Fees consist of aggregate fees billed or expected to be billed for professional services rendered for the audit of the Company's annual consolidated financial statements included in the Company's Annual Reports on Form 10-K and review of the interim consolidated financial statements included in Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

(2) Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." Such services include review of S-1 filings and research into various accounting issues.

(3) Tax Fees consist of aggregate fees billed or expected to be billed for professional services rendered for tax compliance, tax advice and tax planning. These fees related to preparation of the Company's federal and state income tax returns and other tax compliance activities.

(4) All Other Fees consist of aggregate fees billed for products and services provided by Barzily & Co., other than those disclosed above.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

WE STRONGLY RECOMMEND A VOTE FOR THE APPROVAL OF BARZILY & CO. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

OTHER MATTERS

As of the date hereof, we are not aware of any matter that will be presented for consideration at the Annual Meeting, other than the election of seven directors, approval of an amendment to HOMI's certificate of incorporation to increase the authorized capitalization of the company and the ratification of the appointment of Barzily & Co. as independent accountants. Should other matters properly come before the Annual Meeting, the attached proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. The proxies named on the accompanying proxy cards will not use such discretionary authority to vote the proxies to adjourn matters of which the Participants are aware a reasonable time before the Annual Meeting.

This Proxy Statement contains information regarding: (i) the beneficial ownership of securities of HOMI by (A) any person known to HOMI to beneficially own 5% or more of any class of voting securities of HOMI; (B) each current Board director and executive officer of HOMI; and (C) all directors and executive officers of HOMI as a group; and (ii) HOMI’s directors and management, including information relating to management compensation.

SHAREHOLDER PROPOSALS FOR THE COMPANY'S
2010 ANNUAL MEETING

In order to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company’s Corporate Secretary, via fax, +972-2-9997993, or by mail to HOMI, at 100 Levi Eshkol Street, Tel-Aviv 69361, attention Aryeh Reif, Corporate Secretary on or before June 30, 2010.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

VOTING PROCEDURE

As of the Record Date, the Company had 89,453,364 outstanding shares.

You may vote FOR all of the Director Nominees, you may WITHHOLD AUTHORITY FOR ALL, or you may withhold authority for any individual Nominee.

You may approve the amendment to HOMI's certificate of incorporation, you may abstain, or you may vote against it.

You may approve the ratification of the appointment of Barzily & Co. as independent accountants, or you may vote against its appointment.

The proxy holder identified in the proxy card accompanying this Proxy Statement will vote the accompanying proxy card in the manner directed by the signing stockholder. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company, FOR approval of the amendment of HOMI's certificate of incorporation adoption, and FOR the ratification of the appointment of Barzily & Co. as independent accountants. With respect to other matters that may properly come before the Annual Meeting, or at any postponement or adjournment thereof, the proxy holders identified in the accompanying proxy card will vote shares represented by the proxy card in accordance with the proxies’ discretion. To the extent that other matters properly come before the Annual Meeting that do not fall within the proxies’ voting discretion, the named proxies may not vote the shares represented by the accompanying proxy on such matters.

If you are the beneficial owner of shares held through a broker or other nominee, your broker or nominee should provide you with information regarding the methods by which you can direct your broker or nominee to vote your shares. Your broker or nominee might send you, for example, a voting instruction card, similar to the Company’s proxy card, to be completed, signed, dated and returned to your broker or nominee by a date in advance of the meeting, and/or information on how to communicate your voting instructions to your broker or nominee by telephone or over the Internet.

By completing, signing, dating and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the meeting in the manner you indicate. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company, FOR approval of the amendment to HOMI's certificate of incorporation and FOR the ratification of the appointment of Barzily & Co. as independent accountants for HOMI. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is a likely indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

REVOCABILITY OF PROXIES

Any person giving a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with our Corporate Secretary an instrument of revocation or by submitting to our Corporate Secretary a duly executed proxy bearing a later date. It also may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke a proxy.

Any proxy given pursuant to this solicitation also may be revoked, no later than the start of the Annual Meeting, by delivery to our Corporate Secretary of a duly executed proxy bearing a later date.

QUORUM REQUIREMENT

Shares shall be counted as present at the Annual Meeting if the stockholder either:

• is present and votes in person at the Annual Meeting; or
• has properly submitted a proxy card.

A majority of the Company’s outstanding shares as of the Record Date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

CONSEQUENCES OF NOT RETURNING YOUR PROXY; BROKER NON-VOTES

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

• vote your shares on routine matters; or
• leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

We believe that a broker will not have discretionary authority to vote shares for the election of directors. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. Broker non-votes, if any, will not be counted as having been voted and will not have an effect on the proposal to elect directors, since the election of directors does not require a plurality vote. We encourage you to provide instructions to your brokerage firm to vote your shares for Director Nominees.

EFFECT OF ABSTENTIONS

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions will be treated as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote and thus could result in the failure of the proposals.

REQUIRED VOTE

 Assuming a quorum is present, the seven nominees receiving the highest number of “yes” votes will be elected as directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been voted on. The approval of ratification of the appointment of Barzily & Co. as independent accountants and the approval of the amendment to HOMI's certificate of incorporation will require the affirmative vote of a plurality of the shares present at the meeting. Stockholders may not cumulate votes in the election of directors.

APPRAISAL RIGHTS

The Company’s stockholders have no appraisal rights under the General Corporation Law of the State of Delaware in connection with the election of directors.

SOLICITATION

These proxies are being solicited by the Board of Directors of the Company. Copies of solicitation material will be furnished by the Company without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. As part of the solicitation, HOMI may communicate with stockholders of HOMI by mail, courier services, Internet, advertising, telephone, facsimile or in person.

The Company will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred will be approximately $5,000.

CORPORATE GOVERNANCE

Director Independence

Our current Board members consist of Mr. Bahry, Mr. Cohen, Mr. Ronnel, Mr. Almog, Mr. Faigenbaum, Mr. Ronen, and Mr. Huber. The Board has determined that Messrs.  Faigenbaum, Ronen, and Huber are independent applying the definition of independence under the listing standards of the American Stock Exchange. Messrs. Cohen, Bahry, Ronnel and Almog are not independent.

Term of Directors

Directors hold office until the next annual meeting and until their successors are elected and have qualified.

Audit Committee

Our Audit Committee consists of three directors, Mr. Huber (Chairman), Mr. Ronen and Mr. Faigenbaum. Each such member of the committee is independent applying the definition of independence under the listing standards of the American Stock Exchange. The Audit Committee was formed on December 28, 2004. The Board has determined that Mr. Huber qualifies as an "audit committee financial expert" as defined by Section 407 of the Sarbanes - Oxley Act of 2002, and Mr. Huber is independent applying the definition of independence under the listing standards of the American Stock Exchange. For information on Mr. Huber's experience, please see "Nominees for Director – Kalman Huber."

Statement of Audit Committee

The Audit Committee of the Board offers this statement regarding the Company's audited financial statements contained in its annual report on Form 10-K for the year ended December 31, 2008 and regarding certain matters with respect to Barzily & Co., the Company's independent auditors. This statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the Securities and Exchange Commission by the Company, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management. We have discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and have discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Nominating Functions Performed by Board as a Whole

The Board of Directors (the "Board") does not currently have a standing nominating committee. The functions which would be performed by a nominating committee are performed by the Board as a whole, and there is no separate nominating committee charter. Our Board consists of Mr. Bahry, Mr. Cohen, Mr. Ronnel, Mr. Almog, Mr. Faigenbaum, Mr. Ronen and Mr. Huber. The Board has determined that Messrs. Huber, Faigenbaum, and Ronen are independent applying the definition of independence under the listing standards of the American Stock Exchange. Messrs. Cohen, Bahry, Ronnel and Almog are not independent. Nominees for the 2009 Annual Meeting were recommended for the Board's selection by at least a majority of our directors meeting the criteria for independence under the standards of the American Stock Exchange. The Company believes it is appropriate not to have a standing nominating committee because the size of our board makes it unnecessary to have a separately designated committee and we feel that obtaining an input from all the independent directors in connection with the nominations enhances the nomination process.

Criteria for Board Membership

The Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. In evaluating a candidate for nomination as a director of the Company, the Board will consider criteria including business and financial expertise; knowledge of our industry or other background relevant to our needs; "independence;" geography; experience as a director of a public company; and general criteria such as ethical standards, independent thought, practical wisdom, mature judgment, and willingness, ability and availability for service. Other than the foregoing general considerations, there are no stated minimum criteria for director nominees, although our Board may also consider such other factors as it may deem are in the best interests of us and our stockholders.

These general criteria are subject to modification and the Board shall be able, in the exercise of its discretion, to deviate from these general criteria from time to time, as the Board may deem appropriate or as required by applicable laws and regulations.

Stockholder Nominees

The Board will consider stockholder recommendations regarding candidates for director submitted in writing to the Board. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related annual meeting. In the case of the 2010 Annual Meeting, such recommendations must be submitted to the Company via its Corporate Secretary, on or before June 30, 2010. There will be no differences in the manner in which the Board evaluates nominees recommended by stockholders and nominees recommended by the Board or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. In connection with the 2009 Annual Meeting, the Board did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company's Common Stock for at least one year.

Process for Identifying and Evaluating Nominees

The Board believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Board will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, if a vacancy on the Board occurs between annual stockholder meetings or if our Board believes it is in the Company's best interests to expand its size, the Board may seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Nominees for director must be discussed by the full Board and approved for nomination by the affirmative vote of a majority of our Board, including the affirmative vote of a majority of the independent directors.

The Board will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Board will determine which nominee(s) to include in the slate of candidates that the Board recommends for election at each annual meeting of the Company's stockholders.

Board Meeting Attendance

During the year ended December 31, 2008, the Board of Directors held four meetings. To date, in 2009, the Board has held three meetings.

Director Attendance at Annual Meetings

Board members are encouraged, but not required by any specific Board policy, to attend the Company's Annual Meeting. All of the then current and incumbent Board members attended the Company's 2008 Annual Meeting either in person or by telephone.

Shareholder Communications

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company's Secretary and should be sent to such individual c/o the Company. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Upon the Secretary's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Principal Stockholders and Security Ownership of Management

The following table sets forth certain information known to us with respect to beneficial ownership of HOMI common stock as of September 30, 2009, the number and percentage of outstanding shares of common stock beneficially owned by each person who beneficially owns:

More than 5% of the outstanding shares of our common stock; each of our officers and directors; and all of our officers and directors as a group; and our director nominees.

Names and Address of Beneficial Owner	Number of Shares Beneficially Owned	% Beneficially Owned (1)

Jacob Ronnel (2) 21 Hasvoraim Street Tel Aviv, Israel	10,917,501	12.20%

Ariel Almog (2) 224 Maypoint Drive, San Raphael, CA	2,826,351	3.16%

Linor Labandter(3) 100 Levi Eshkol Street, Apt # 9 Tel-Aviv 69361 Israel	0	0%

Avraham Bahry (2) 1 Gan Hashikmin Street Ganei-Yehuda-Savion, Israel	10,271,283	11.48%

Jules M. Polak (4) 4 Kiriati Street Ramat Gan, Israel	0	0%

Yoav Ronen (2) 2 Mivza Horev Street Modiin, Israel	26,565	0.03%

Philippe Schwartz(4) 999 California Street San Francisco, CA 94108	0	0%

Uri Kellner(4) 6 Herzel Rosenblum Street, Apt#6210 Tel Aviv, Israel 69379	0	0%

Jacob Faigenbaum (2) Migdal Moshe Aviv 7 Jabotinsky Street, 19th Floor Ramat Gan, Israel	0	0%

Kalman Huber (2) 80 Wall Street New York, NY 10005	0	0%

Daniel Cohen (2) 10 Iris Street P.O. Box 4591 Caesarea Israel 30889	7,141,434	8.0%

All officers and directors as a group (7 people) (1)	28,356,783	31.70%

(1)	Based on a total of 89,453,364 shares outstanding as of September 30, 2009.
(2)	Director Nominee.
(3)	Ms. Labandter served as a Chief Financial Officer until February 2009.
(4)	As of November 20, 2008 Mr. Schwartz and Mr. Keller are no longer directors of HOMI, as of May 13, 2009, Mr. Polak is no longer a director of HOMI.

Certain Relationships and Related Transactions

Other than as disclosed below, there have been no transactions or proposed transactions which have materially affected or will materially affect us in which all director, executive officer or beneficial holder of more than 5% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Icemaiden International Ltd, the minority shareholder of HOMI South Africa (Proprietary) Limited (“HOMI SA”) granted a loan to a HOMI subsidiary that had a balance of approximately $192,000 as of December 31, 2007. The loan is linked to the South African Rand with a variable annual interest which was 14% for 2007. The loan term is indefinite with no fixed terms of repayment. During the year ended December 31, 2007, the Company incurred interest of $17,000 under these notes.

On December 28, 2007, HOMI Israel Ltd., a wholly owned subsidiary of the Company, entered into an agreement for the purchase from Ice Maiden International Ltd., of the 40% of HOMI SA owned by Ice Maiden. It was also agreed that the loan from Ice Maiden would be repaid.

Closing of this transaction took place on March 10, 2008, during which time the following actions occurred: (i) all of Ice Maiden's shares in HOMI SA were purchased by HOMI Israel at a  purchase price of $ 73; (ii) the loan in the amount of $ 112,000 including accrued interest was repaid; (iii) HOMI SA sold and assigned to Ice Maiden's order the minibar equipment owned by HOMI SA and installed at two hotels in Johannesburg, South Africa, and the agreements with such hotels regarding the operation of such minibars, at a price of $ 102,000. As a result, HOMI SA became, as of March 10, 2009, an indirectly wholly owned subsidiary of the Company.

On February 10, 2009, Remstone Limited, a wholly owned subsidiary of HOMI Israel Ltd., which is a wholly owned subsidiary of HOMI, sold its interest in HOMI SA subsidiary to Clevo Corporation S.A., a Panama corporation. The purchase price was $205,000. The transaction was effective as of January 28, 2009. As a result, HOMI SA changed its name, and ceased to be a subsidiary or affiliate of HOMI.

On November 11, 2008, HOMI entered into a loan agreement with related parties, Daniel Cohen, President of HOMI and Avraham Bahry, Chairman of the Board of Directors of HOMI. The loan agreement had been approved by HOMI’s Board of Directors on November 10, 2008. Pursuant to this loan agreement, Mr. Cohen and Mr. Bahry loaned HOMI $100,000 and $200,000, respectively, for a maximum period of four months. The loans carried interest at a rate of 6% per annum.  The entire sum of the loans and accrued interest was converted into HOMI’s common stock at a rate of $0.05 per share, the price that shares were offered to shareholders in HOMI's rights offering that closed on January 23, 2009.

On December 8, 2008, HOMI entered into a loan agreement with related parties, Jacob Ronnel, Chief Executive Officer of HOMI and Aryeh Reif, Corporate Secretary of HOMI. The loan agreement had been approved by HOMI’s Board of Directors on December 3, 2008. Pursuant to this loan agreement, Mr. Ronnel and Mr. Reif loaned HOMI $400,000 and $20,000, respectively, for a maximum period of four months. The loans carried interest at a rate of 6% per annum.  The entire sum of the loans and accrued interest was converted into HOMI common stock at a rate of $0.05 per share, the price that shares were offered to shareholders in HOMI's rights offering that closed on January 23, 2009.

On April 17, 2009, HOMI entered into a loan agreement with a related party, Daniel Cohen, President of HOMI. Pursuant to this loan agreement, Mr. Cohen will loan HOMI $150,000 for a maximum period of four months. This loan bears interest at a rate of 6% per annum. On August 12, 2009, Mr. Cohen lent the Company an additional $25,000 pursuant to the same terms.  The entire loan amounts plus accrued interest was converted into shares of HOMI common stock at $.04 per share on August 27, 2009.

 On May 12, 2009, HOMI entered into a loan agreement with a related party, Avraham Bahry, Chairman of the Board of Directors of HOMI.  Pursuant to this loan agreement, Mr. Bahry will loan HOMI $200,000 for a maximum period of four months. This loan bears interest at a rate of 6% per annum. Mr. Bahry lent the Company an additional $100,000 on August 12, 2009.  These loans plus accrued interest were converted into HOMI common stock at $.04 per share on August 27, 2009.

On June 30, 2009, four shareholders lent a total of $123,000 to HOMI; Ariel Almog - $7,000; Jacob Ronnel - $15,000; Geoffrey Wolf - $81,000; and William Buckley - $30,000.  These loans were converted into shares of common stock at $.04 per share on August 27, 2009.

HOMI has restructured its manufacturing activities and its intra-group relations and transactions. To achieve this, HOMI and its subsidiaries have entered into a series of intra-group agreements dated as of June 30, 2009. HOMI Industries Ltd (previously known as HOMI (Operation 99) Ltd. was sold from HOMI Israel to HOMI, net of any assets or liabilities, for $35,000.   HOMI then sold all of its technology, know-how and patent rights to HOMI Industries, at a price of $1,913,000, together with an exclusive worldwide license under the "HOMI" trademark and associated goodwill, with effect as of January 1, 2009. HOMI Industries then granted exclusive licenses to HOMI Europe (for the territory of Europe), HOMI USA (for USA and Canada) and HOMI Israel (for Israel), under the technology, know-how, patent rights, trademark and goodwill. HOMI Europe then granted a sub-license to HOMI UK (for UK and Ireland), and HOMI USA granted a sub-license to HOMI Canada (for Canada). ).  All of the aforementioned companies are subsidiaries of HOMI.

As a result of the change of the ownership, HOMI Israel had a capital loss of $16,000 that is recorded in other expenses.

On August 27, 2009, HOMI closed on a shareholder rights offering.  Between the conversion of shareholder loans and the exercise of rights, HOMI issued 20,000,000 shares of common stock at $.04 per share for a total of $800,000.

During the years ended December 31, 2008, HOMI incurred various related party expenses for the following:

Description	2008
Directors’ fees and liability insurance	$60,139
Consulting fees	$534,078
Interest Payments	$3,395
Totals	$598,152

Directors' Compensation

Directors are reimbursed for the expenses they actually incur in attending board meetings. In addition, Directors are paid $1,000 per directors meeting, and $500 per committee meeting.  The following fees were paid in 2008.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non Qualified Deferred Compensation Earnings	All Other Compensation	Total
Avraham Bahry	$3,000						$$3,000
Jacob Ronnel*
Ariel Almog*
Jules M. Polak ++	$6,000						$6,000
Phillipe Schwartz +	$6,000						$6,000
Jacob Faigenbaum	$4,000						$4,000
Yoav Ronen	$4,500						$4,500
Uri Kellner +	$4,000						$4,000
Daniel Cohen **	$0						$0

* Compensation for services as a director is fully reflected in the Executive Officer Compensation Table.

+ As of November 20, 2008, Mr. Schwartz and Mr. Kellner are no longer Directors of HOMI.

++ As of May 13, 2009, Mr. Polak is no longer a Director of HOMI.

** Mr. Cohen was elected to the Board of Directors on November 20, 2008.

Executive Compensation

The following is a chart of compensation paid to all executive officers of the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	Non Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jacob Ronnel (1) Chief Executive Officer	2007	144,288	41,690					500(7)	186,478
	2008	188,300						1,447(7)	189,747
Daniel Cohen President (2)	2007	N/A						20,000(6)	20,000
	2008	55,350						75,826(6,7)	131,176
Sigal Grinboim CFO (3)	2007	38,500	1,024						39,524
	2008	N/A
Linor Labandter CFO (4)	2007	80,000	9,816						89,816
	2008	166,871							166,871
Ariel Almog COO (5)	2007	193,389	30,850					500(7)	224,739
	2008	215,407							215,407

1.	Mr. Ronnel's salary was paid by HOMI Europe. Mr. Ronnel served as President of HOMI until August 2008. He remains CEO of HOMI. Mr. Ronnel was appointed CFO of HOMI on March 26, 2009.
2.	Mr. Cohen was appointed President of HOMI in August 2008.
3.	Ms. Grinboim's position as Chief Financial Officer terminated on May 9, 2007.
4.
Ms. Labandter was appointed Chief Financial Officer in May 2007 and is an employee of HOMI Israel Ltd. Her salary was paid by HOMI Israel Ltd. On November 10, 2008, Ms. Labandter tendered her resignation, effective February 15, 2009.

5.	Mr. Almog's entire salary was paid by HOMI USA, Inc. Mr. Almog ceased to be HOMI's COO in August 2008, at which time he was appointed CEO of HOMI USA, Inc.
6.	Mr. Cohen was paid as a consultant of HOMI, the amount of 75,021.
7.	Represents interest paid on loans to the Company.

HOMI, through its wholly owned subsidiary, HOMI Israel, Ltd., has employment agreements with two of its executive officers: Daniel Cohen, President; and Jacob Ronnel, Chief Executive Officer and Chief Financial Officer.  HOMI had an employment agreement with its former Chief Financial Officer, Linor Labandter. Ms. Labandter's resignation was effective February 15, 2009.  HOMI’s subsidiary, HOMI USA, Inc., has entered into an agreement with Ariel Almog, Chief Executive Officer of HOMI USA, Inc.

Pursuant to the agreement with Daniel Cohen, Mr. Cohen is to serve as President of HOMI with managerial responsibilities over HOMI's activities. The cost of Mr. Cohen's employment is $170,000 per year. During the first eighteen months of Mr. Cohen's employment, the agreement may not be terminated except for cause. After that time, the agreement may be terminated upon 120 days written notice.   In addition, Mr. Cohen has agreed to provide services as requested by the company for up to two years after the termination, for any reason, of his employment.  Mr. Cohen shall commit to working twenty hours per month for the two years following the end of his employment with HOMI.  In consideration for such services and for agreeing not to compete with the company, Mr. Cohen shall be paid $4,500 per month.  In the event HOMI no longer requires Mr. Cohen’s services in the second year after the termination of his employment with the company, HOMI shall no longer be required to pay that monthly fee at which time Mr. Cohen shall no longer be bound by the non-compete clause contained in his employment agreement

 Pursuant to the agreement with Jacob Ronnel, Mr. Ronnel shall serve as CEO of HOMI and its subsidiaries. Mr. Ronnel's annual salary shall be $159,996, in addition to a $1,000 monthly car allowance. Mr. Ronnel's employment may be terminated upon 120 days notice.   In addition, Mr. Ronnel has agreed to provide services as requested by the company for up to two years following the termination, for any reason, of his employment.  Mr. Ronnel shall commit to 20 hours per month for each of the two years following termination of his employment.    In consideration for such services and for agreeing not to compete with the company, Mr. Ronnel shall be paid $4,500 per month.  In the event HOMI no longer requires Mr. Ronnel’s services in the second year after the termination of his employment with the company, the company shall no longer be required to pay that monthly fee, at which time Mr. Ronnel shall no longer be bound by the non-compete contained in his employment agreement.

On March 26, 2009, Mr. Ronnel was appointed Chief Financial Officer of HOMI. He shall not receive any additional compensation as CFO.

 Pursuant to the employment agreement with Ariel Almog, Mr. Almog shall serve as the Chief Executive Officer of HOMI USA at an annual salary of $150,000, in addition to a $500 monthly car allowance. The agreement may be terminated upon 120 days written notice. In addition, Mr. Almog has agreed to provide services as requested by the Company for up to two years after termination of his employment with the Company. Mr. Almog shall work up to 60 hours per month for the first year following termination and up to 45 hours per month for the second year following termination of his employment with HOMI. In consideration for such services and for agreeing not to compete with the company, Mr. Almog shall be paid $4,500 per month.  In the event HOMI no longer requires Mr. Almog's services in the second year after the termination of his employment with the company, the company shall no longer be required to pay that monthly fee, at which time Mr. Almog shall no longer be bound by the non-compete contained in his employment agreement.

Bonuses for the fiscal year ending December 31, 2007 were given according to the following calculations: seven percent (7%) of EBITDA and ten percent (10%) of net profits of HOMI's consolidated financial statements. This amount was distributed fifty percent (50%) to the Chief Executive Officer, thirty-seven percent (37%) to the Chief Operating Officer; and thirteen percent (13%) to the Chief Financial Officer. These bonuses were paid in 2008.

There were no bonuses given in the fiscal year ending December 31, 2008.

Transaction Review

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the stockholders approving the transaction.

Code of Ethics

HOMI has adopted a code of ethics that applies to its principal executive officers, principal financial officer and principal accounting officer. HOMI will provide any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.

Stockholder Proposals

Any proposal intended to be presented by a stockholder at the 2010 Annual Meeting of Stockholders must be received by the Company’s Corporate Secretary, via his fax number, +972-2-9997993, or at HOMI's Israeli offices, 9 Shenkar Street, Herzliya Pituach Israel no later than the close of business on November 30, 2010 to be considered for inclusion in the Proxy Statement for the 2010 Annual Meeting.

Annual Reports

The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the "2008 Annual Report") containing consolidated financial statements reflecting the financial position of the Company as of December 31, 2008 and 2007, and the results of operations and statements of cash flows for each of the two years in the period ended December 31, 2008, is attached hereto. The 2008 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Delivery Of Documents To Security Holders Sharing An Address

The Company delivers its proxy materials and annual reports to each stockholder of record. If any stockholders sharing an address wish to receive only one copy of each such document, they should send a letter with this request to the Company's principal executive offices, c/o Corporate Secretary, at 9 Shenkar Street, Herzliya Pituach, Israel, or by fax: +972-2-9997993.

Additional Information

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

The Company files special, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

Other Business

The Annual Meeting of Stockholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person. Your participation in and discussion of the Company's affairs will be welcome.

                                         By Order of the Board of Directors

     /s/ Jacob Ronnel
                                         --------------------------------
                                         Jacob Ronnel, Chief Executive Officer

Date: November ___, 2009

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
PROXY

This Proxy is solicited on behalf of Hotel Outsource Management International, Inc. Board of Directors

For the Annual Meeting on December 14, 2009

The undersigned hereby appoints Daniel Cohen, Jacob Ronnel, Ariel Almog, Avraham Bahry, and Kalman Huber, Jacob Faigenbaum, and Yoav Ronen or any one of them, with the power of substitution in each, or the designated Trustee of any applicable employee benefit plan, proxies to vote all stock of the undersigned on the following proposals and, in their discretion, upon such other matters as may properly come before the Annual Meeting of the Shareholders to be held at the  Office of HOMI Israel Ltd located at Gav- Yam Center, Building #3, 3rd Floor, 9 Shenkar Street, Herzliya Pituach Israel,  on December 14, 2009 , at 10:30 AM and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCK HOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED IN THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF DIRECTOR NOMINEES LISTED ON THE PROXY CARD, OR IN ACCORDANCE WITH THE PROXIES’ DISCRETION TO VOTE FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE; AND (iii) IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE RETURN THIS PROXY CARED USING THE ENCLOSED POSTAGE – PAID ENVELOPE OR SEND VIA FACSIMILE TO +972-2-999-7993

PLEASE MARK VOTE IN THE FOLLOWING MANNER

The Company recommends a vote FOR all items.  Shares will be so voted unless you otherwise indicate.

1.
The election of eight members of the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected, or until their earlier resignation or removal

Nominees: 01 - Avraham Bahry; 02 - Daniel Cohen; 03 – Jacob Ronnel; 04 – Ariel Almog; 05 – Jacob Faigenbaum; 06- Yoav Ronen; 07 – Kalman Huber.

For	Abstain	For All Except
[ ]	[ ]	[ ]

To withhold authority to vote for the election of any individual, write the name(s) on the line below.

__________________________________
Nominee Exception

2.	Approval of the amendment to Hotel Outsource Management International, Inc's. Certificate of Incorporation increasing the authorized number of common shares to 200,000,000:

For	Abstain	Against
[ ]	[ ]	[ ]

3.	The ratification of the appointment of Barzily & Co. as independent accountants for the fiscal year ending December 31, 2009:

For	Abstain	Against
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

NOTE:                      Please sign exactly as your name appears on this Card or on the envelope in which you received this Proxy.  Joint owners should each sign personally.  Corporation proxies should be signed by an authorized officer.  Executors, administrators, trustees, etc., should so indicate.

Date:  ____________________________________

Please Sign: _______________________________

Please Sign: _______________________________

To vote using this proxy form:
	Complete and sign the proxy printed above.

   Tear at the perforation, and mail the proxy form in the enclosed, postage paid envelope addressed to Standard Registrar & Transfer Co., Inc., 12528 South 1840 East, Draper, Utah 84020 or fax to Aryeh Reif, Adv., Corporate Secretary, at +972-2-999-7993.